SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 29, 1999
                Date of Report (Date of earliest event reported)


                              PMCC FINANCIAL CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-7614                    11-3404072
(State or other jurisdiction (Commission File Number)        (IRS Employer
    of incorporation)                                     Identification Number)



                               3 Expressway Plaza
                            Roslyn Heights, NY 11577


                                 (516) 625-3000
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2

Item 5.  Other Events

                  Reference is made to the Company's press release attached hereto as Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press release).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

              Exhibit 99.01 Press Release issued December 29, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PMCC FINANCIAL CORP.

Date:  January 3, 2000

                                           By: /s/ Keith Haffner
                                               -----------------
                                               Name:  Keith Haffner
                                               Title: Chief Executive Officer